December 13, 2016

CAPITAL ADVISORS GROWTH FUND
Investor Class      CIAOX

a series of Advisors Series Trust

Supplement to Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”), each dated April 29, 2016

Effective December 30, 2016, Mr. Channing Smith will no longer serve as a portfolio manager to the Capital Advisors Growth Fund (the “Fund”).  Therefore, please disregard all references to Mr. Smith in the Summary Prospectus, Prospectus and SAI for the Fund.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.
The date of this Supplement is December 13, 2016.